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                                                                    EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the incorporation of our reports included in this form 10-K, into the Company's previously filed Registration Statement Files No. 33-35516, No. 33-41455, No. 33-47502,
No. 33-54206, No. 33-66040 and No. 33-92580.


                                           ARTHUR ANDERSEN LLP

Orange County, California
January 24, 1996